                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)            MARCH 31, 1998



                                  AXCESS INC.
               (Exact Name of Registrant as Specified in Charter)



         DELAWARE                         0-11933                85-0294536
(State or other jurisdiction of   (Commission File Number)    (I.R.S. employer
 incorporation or organization)                              identification no.)


3208 COMMANDER DRIVE, CARROLLTON, TEXAS                              75006
(Address of principal executive offices)                           (Zip Code)



                                 (972) 407-6080
              (Registrant's Telephone Number, Including Area Code)





                              LASERTECHNICS, INC.
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

         As contemplated in the Proxy Statement of AXCESS Inc. (formerly Lasertechnics, Inc.) (the "Company") which was mailed to stockholders beginning March 12, 1998, the Certificate of Incorporation of the Company was amended on March 31, 1998 and April 9, 1998 (the "Amendments"), to affect the following:

         1. A 1-for-20 reverse stock split of the issued and outstanding shares of common stock, non-voting common stock and Series A, B and C preferred stock of the Company issued and outstanding as of January 30, 1998 (the "Record Date");

         2. To provide for a cash payment of $4.50 per share (the "Fractional Share Price") to each holder of issued and outstanding shares of common stock as of the Record Date, in lieu of the issuance of fractional shares which result from the reverse stock split;

         3. To change the Company's name from Lasertechnics, Inc. to AXCESS Inc.; and

         4. To reduce the number of authorized shares of the Company's common stock from 56,750,000 shares to 6,250,000 shares.

         The Amendments were approved by the Board of Directors on January 30, 1998, and by the stockholders of the Company at a special meeting on March 31, 1998, which, with respect to item 4 above, was adjoined to and completed on April 8, 1998. Attached to this report as exhibits are copies of the Amendments which were filed with the Secretary of State of Delaware on March 31, 1998 and April 9, 1998. Further, in connection with the Company's name change to AXCESS Inc., the Company also changed its trading symbol on Nasdaq from "LASX" to "AXSI."

         Attached as an exhibit to this report on Form 8-K is a copy of an unaudited balance sheet of the Company dated as of February 28, 1998, which is being filed as a part of this report pursuant to the request of the SmallCap-tier of The Nasdaq SmallCap Market.





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

   Listed below is the exhibit filed as a part of this report.

   99.1 -- Sixth Amendment to Certificate of Incorporation of AXCESS Inc. dated March 31, 1998.*

   99.2 -- Seventh Amendment to Certificate of Incorporation of AXCESS Inc. dated March 31, 1998.*

   99.3 -- Eighth Amendment to Certificate of Incorporation of AXCESS Inc. dated April 9, 1998.*

   99.4     -- Unaudited Balance Sheet of AXCESS Inc. as of February 28, 1998.*

--------------------
   * Filed herewith.





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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, AXCESS Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 13, 1998                 AXCESS INC.



                                     By: /s/ Danny G. Hair
                                        ---------------------------------------
                                         Danny G. Hair, Chief Financial Officer





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
                                EXHIBIT INDEX


EXHIBIT NO.                     DESCRIPTION
-----------                     -----------
   99.1     -- Sixth Amendment to Certificate of Incorporation of AXCESS Inc.
            dated March 31, 1998.*

   99.2     -- Seventh Amendment to Certificate of Incorporation of AXCESS Inc.
            dated March 31, 1998.*

   99.3     -- Eighth Amendment to Certificate of Incorporation of AXCESS Inc.
            dated April 9, 1998.*

   99.4     -- Unaudited Balance Sheet of AXCESS Inc. as of February 28, 1998.*

--------------------
   * Filed herewith.